SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN BALANCED FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

I.              Evergreen Balanced Fund; Evergreen VA Balanced Fund (each, a “Fund”; together, the “Funds”)

            Effective May 30, 2008, Evergreen Balanced Fund and Evergreen VA Balanced Fund will change their names to Evergreen Diversified Capital Builder Fund and Evergreen VA Diversified Capital Builder Fund, respectively.

                Also effective May 30, 2008, the section of each Fund’s prospectus entitled “Investment Strategy” is revised by deleting the sentence that reads: “The Fund normally invests at least 25% of its assets in fixed income securities” and replacing it with the following:

The Fund generally expects to invest approximately 10% to 30% of its assets in fixed income securities.

March 14, 2008	581895(3/08)